UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
INVESTMENT COMPANY ACT FILE NUMBER: 811-21080
EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER: Calamos Convertible Opportunities and Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville,
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., President,
Calamos Advisors LLC
2020 Calamos Court
Naperville, Illinois
60563-2787
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200
DATE OF FISCAL YEAR END: October 31, 2008
DATE OF REPORTING PERIOD: November 1, 2007 through October 31, 2008

ITEM 1.	REPORTS TO SHAREHOLDERS

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270. 30e-1).

CALAMOS®

Investment strategies for
your serious money®

Calamos Convertible Opportunities and Income Fund (CHI)

Annual Report October 31, 2008

Managing Your Calamos Funds Investments

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

TABLE OF CONTENTS

Letter to Shareholders	1

Economic and Market Review	3

Investment Team Discussion	6

Schedule of Investments	9

Statement of Assets and Liabilities	17

Statement of Operations	18

Statements of Changes In Net Assets	19

Statement of Cash Flows	20

Notes to Financial Statements	21

Financial Highlights	29

Report of Independent Registered Public Accounting Firm	30

Trustee Approval of Management Agreement	31

Tax Information	33

Trustees & Officers	34

About Closed-End Funds	38

Level Rate Distribution Policy and Automatic Dividend Reinvestment Plan	39

The Calamos Investments Advantage	40

Calamos Closed-End Funds	41

PERSONAL ASSISTANCE
800.582.6959	Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund

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Letter to Shareholders

About the Fund

•	CHI utilizes a blend of high-yield and convertible securities to produce a stream of income paid out on a monthly basis.

•	The Fund’s dynamic asset allocation approach and broad investment universe provides enhanced opportunities to pursue income and total returns.

•	Invests primarily in U.S. markets.

Dear Fellow Shareholders:

Enclosed is your annual report for the year ended October 31, 2008. We appreciate the opportunity to correspond with you. I encourage you to carefully review this report, which includes an assessment of market conditions and fund commentary from our investment team. The report also includes a listing of portfolio holdings, financial data and highlights, as well as detailed information about the performance and allocations of Calamos Convertible Opportunities and Income Fund (CHI).

As we discuss in the Economic and Market Review, the annual period was characterized by unprecedented market events and volatility, including a global credit crisis, the freezing of the auction rate preferred securities (ARPS) market and, more recently, a panicked sell-off driven by deleveraging activity. Poor policy decisions, such as a lack of hedge fund regulations, have also contributed. In this environment of extreme pessimism, good investments have been sold off alongside bad, across the global markets. Closed-end funds have not been immune, as investors have sought to exit the market at any cost. Moreover, because they trade on securities exchanges, closed-end funds offer relatively high liquidity, and therefore, a more ready source of cash.

Despite these challenges, the Fund continued to provide a competitive income stream. The Fund’s monthly distribution was at least $0.1400 per share throughout the period. The Fund’s current annualized distribution rate was 12.53%, based on a closing market price of $9.10 on October 31, 2008. Due to broader conditions in the troubled global markets—most notably, less robust opportunities for capital gains—we announced a reduction in the November 2008 distribution to $0.0950, subsequent to the end of the reporting period. Even so, we believe that the Fund’s distribution remains competitive and appropriate for the current market environment.

CHI continues to utilize leverage strategies to enhance the long-term yield and dividend potential of the Fund. This reflects our belief that leverage strategies can be accretive to common shareholders. The leverage strategies used within the Fund are compliant with the Investment Company Act of 1940, as well as the Fund’s prospectus.

Although each economic and market downturn is unique, we believe that past experience provides us with the perspective and knowledge required to navigate these current difficulties. I began my investment career in the 1970s—a period which was also marked by unprecedented market and economic conditions. Yet, there were opportunities for long-term investors. I believe the same is true today. Additionally, it’s important to remember that the U.S. and global economies have demonstrated incredible resilience in the face of significant past challenges.

All of us at Calamos Investments recognize how difficult this period is for our shareholders. Managing your assets is a responsibility that we take very seriously. We assure you that we are carefully evaluating market and economic events on an ongoing basis; and we are rigorously tracking every security in which the Fund is invested. We are seeking to capitalize on the market’s extreme pessimism, by selectively investing in securities with good distributions and very attractive prices.

With its broader investable universe of higher-yielding securities, we believe the Fund is well positioned to provide an attractive income stream. Due in large part to hedge-

Convertible Opportunities and Income Fund Letter to Shareholders ANNUAL REPORT	1

Letter to Shareholders

fund deleveraging, the convertible market has reached a level of undervaluation that we have not seen in our more than 30 years of investing. We believe this presents a rare and significant opportunity for long-term investors, which we will discuss in greater detail in the Investment Management Team Discussion. Similarly, we have seen a number of opportunities emerge in the high-yield market, as emotion has caused investors to overlook longer-term considerations.

Also, in keeping with our dedication to all of the Fund’s shareholders, we did refinance the majority of our ARPS financing in the Fund. We continue to work diligently to secure refinancing for all outstanding ARPS, in such a way that accounts for the best interests of all Fund shareholders—both investors in the “preferred” share class and the common shareholders who hold the majority of Fund assets. Please see page 7, “ARPS Update” for additional information.

If you have any questions about your portfolio, please speak to your financial advisor or contact us at 800.582.6959, Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time. I also encourage you to visit our website at calamos.com on a regular basis for updated commentary and more information about the Fund. You will also find a section of our website dedicated to our ARPS-related activities.

As always, and especially during these difficult markets, we thank you for your continued confidence. We are honored by the opportunity to serve you and to help you achieve your long-term investment goals.

Sincerely,

John P. Calamos, Sr.
Chairman, CEO and Co-CIO
Calamos Advisors LLC

This report is for informational purposes only and should not be considered investment advice.

2	Convertible Opportunities and Income Fund ANNUAL REPORT Letter to Shareholders

Economic and Market Review

The year ended October 31, 2008, proved to be one of the most challenging periods since the Great Depression. In the United States, stocks dropped 36.10% as measured by the S&P 500 Index1. The Credit Suisse High Yield Index2, representative of the high-yield bond market, fell 24.59%. Convertible securities, which blend characteristics of stocks and bonds, had a disappointing loss of 35.36%, based on the Merrill Lynch All U.S. Convertibles Ex Mandatory Index3. The investment-grade bond markets had a muted return; the Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index4 rose 0.30%.

As the past decade demonstrates, the stock market is fraught with swings driven by fear and greed. Just eight years ago, we experienced the incredible excess optimism priced into technology and telecommunications stocks. Today, we are experiencing the polar opposite in the markets—extreme pessimism. Over the long run, the stock market reflects the strength of the economy, which has proven remarkably resilient in the face of world wars, terrorism, natural disasters, bank crises, inflation and other problems. We believe that maintaining patience and staying invested over the long-term will prove to be the most prudent and fruitful course of action.

The January 2008 plunge in the equity markets made it clear that investors were anxious about instability among Wall Street’s biggest banks and brokers and had further concerns regarding the possibility of a broader slowdown. In March, Bear Stearns, teetering on bankruptcy, was acquired by JPMorgan Chase in a government-coordinated deal. Soon after, the Fed cut its benchmark fed funds rate by 75 basis points to support the markets. Congress provided liquidity on the order of $200 to $300 billion to mortgage insurers Fannie Mae and Freddie Mac.

In April and May, investors appeared to believe that the bad news had run its course and stocks began to recover. It proved to be a short-lived spring, however, and the market reversed course in June and July as earnings reports reflected dour outlooks on the economy and uneasiness over the unfolding credit crunch. The ill wind, which had stirred up trouble throughout 2008, accelerated into a full-blown shock wave in the final two months of the period. The “fall” season took on a second meaning as major financial institutions toppled, forcing unprecedented government intervention. In September, the government took over Fannie Mae and Freddie Mac, Lehman Brothers filed for bankruptcy protection, and insurer AIG had to be bailed out. A $700 billion rescue package for financial companies did little to calm investors, and markets continued to decline precipitously throughout October. Despite all this negative news, it’s our belief that once the sell-off frenzy ends and the dust settles, we will be presented with a highly attractive investment landscape where equity valuations are the best they have been since 1990.

Convertible bonds’ fixed-income characteristics typically provide a floor that can cushion losses as the underlying stock declines. During the latter part of the period, however, this fixed-income value was largely ignored in the market place. In recent years, convertible arbitrage hedge funds have used leverage to deliver market performance, borrowing through prime brokers such as the now defunct Bear Stearns, Lehman Brothers and others. As the cost of borrowing and poor performance dramatically increased, it appears many hedge funds could not maintain their leverage and were forced to liquidate portfolios. At the same time, the market makers and the

Convertible Opportunities and Income Fund Economic and Market Review ANNUAL REPORT	3

Economic and Market Review

prime brokers also began deleveraging. In the past, the convertible arbitrage community along with traditional market makers would provide liquidity in the convertible market, reducing the spreads. In this way, the convertible market generally benefited. The recent forced liquidation made convertibles uncharacteristically vulnerable to the panic of the stock market. This past October, in fact, the decline in convertible prices closely matched plunging stock prices. As a result, convertible securities finished the period significantly undervalued. In the past, valuations have reverted back over a period of several quarters to just a few months, so we see an excellent investment opportunity in the convertible market for investors who have an investment horizon beyond the current crisis.

High-yield corporate bonds also struggled. Here again, we believe the beaten-down valuations are largely attributable to forced selling in the financial industry and hedge fund arena. The investment banks and hedge funds are liquidity providers, and during normal times act as efficiency capital to allow markets to function smoothly. Because these liquidity providers are themselves under extreme duress, the entire financial industry is suffering from too much debt and a crisis in capital access and liquidity. There is an abundance of sellers, but buyers are only stepping in at very distressed prices because most have limited capital and, in many cases, are net sellers. We believe this environment offers buyers a long-term opportunity to earn a high return on capital as corporate-bond issuers are forced to pay substantially higher yields. In fact, we have been able to find higher-yielding investments that we believe are well-managed and well-positioned to benefit from long-term secular growth themes.

As the broad market struggled, closed-end funds faced added challenges due to the conditions in the credit markets, specifically the auction rate preferred securities (ARPS) market. Like many other closed-end funds, the Fund had used ARPS as a way to leverage portfolios and potentially increase returns for common shareholders. During the period, the credit crunch which originated in the subprime mortgage sector cascaded across other areas of the credit market, including the ARPS market. However, unlike many other segments of the credit market, the problems in the closed-end fund ARPS market were liquidity-based, and not driven by problematic credit quality or fundamentals.

The events of the past year understandably bring up comparisons to the Great Depression. However, there are significant differences between conditions today and those of the 1930s. The Great Depression started with tight monetary policy, a 33% decline in industrial production and trade tariffs that ground the economy to a halt — all before the banking crisis even hit. Today, the economy is more diversified and benefits from additional safety nets and insurance that did not exist during the 1930s. The Fed and world central bankers seem to be coordinating globally to fend off a deflationary scenario, with liquidity injections occurring on a consistent basis. We would expect additional injections of liquidity in the near future.

While a slow-growth economy may be with us for the near future, we think odds are that the economy eventually will adjust to this financial crisis as in the past. The credit markets need a sign that a bottom has been established in the mortgage-debt market; then, some confidence will be restored. As always, we hold the view that investing is a long-term proposition. Short-term investors view the current environment through a lens of fear. From our long-term perspective, we see bargains cropping up all over the financial markets.

4	Convertible Opportunities and Income Fund ANNUAL REPORT Economic and Market Review

Economic and Market Review

1 The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

2 The Credit Suisse High Yield Index is an unmanaged index of high yield debt securities. Source: Mellon Analytical Solutions, LLC.

3 The Merrill Lynch All U.S. Convertibles Ex Mandatory Index represents the U.S. convertibles market excluding mandatory convertibles. The index includes 660 issues with a total value of $227 billion. Source: Mellon Analytical Solutions, LLC.

4 The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is considered generally representative of the investment-grade bond market. Source: Lipper, Inc.

This report is presented for informational purposes only and should not be considered investment advice.

Convertible Opportunities and Income Fund Economic and Market Review ANNUAL REPORT	5

Investment Team Discussion

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the one-year period ended October 31, 2008.

 TOTAL RETURN*
Common Shares – Inception 6/26/02

		Since
	1 Year	Inception**

On Market Price	-38.69%	3.79%
On NAV	-42.58%	2.96%
*Total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of income and capital gains distributions.
**Annualized since inception.

Performance Overview

The underlying portfolio (as represented by net asset value, or NAV) of Calamos Convertible Opportunities and Income Fund (CHI) declined 42.58% for the one-year period ended October 31, 2008. In comparison, the Credit Suisse High Yield Index1 fell 24.59% and the Merrill Lynch All U.S. Convertibles Ex Mandatory Index2 dropped 35.36%. On a market price basis, the Fund declined 38.69% assuming reinvestment of distributions.

Since December 2007, the Fund provided shareholders with monthly distributions of $0.1400 per share. Although the Fund did reduce its monthly distribution to $0.0950 for November 2008 due to unprecedented market conditions, the current annualized distribution rate (based on the $0.0950 monthly distribution) remains attractive at 12.53% based on the Fund’s closing market price of $9.10 on October 31, 2008. For the fiscal year, the Fund had no return of capital from a tax standpoint. Simply put, this means the Fund earned its distribution through the course of the period despite the challenging circumstances.

 SINCE INCEPTION MARKET PRICE AND NAV HISTORY

DISTRIBUTION HISTORY
(LATEST 12 MONTHS)

Date Paid	Per share

October	$0.1400
September	0.1400
August	0.1400
July	0.1400
June	0.1400
May	0.1400
April	0.1400
March	0.1400
February	0.1400
January	0.1736
December	0.1400
November	0.1500
Monthly distributions are from net investment income, short-term capital gains and/or long-term capital gains. For more details please go to the Tax Center located at www.calamos.com.

The year ending October 31, 2008, proved to be one of the most challenging market environments in history. In the final months of the period, frozen credit markets, recessionary concerns, bank failures, and deleveraging fuelled a widespread and severe retreat across asset classes. Stocks, bonds and convertible securities were all caught up in a ferocious downdraft. In this environment, closed-end funds—including CHI—fell sharply. (For further analysis, please read the Economic and Market Review on page 3.)

6	Convertible Opportunities and Income Fund ANNUAL REPORT Investment Team Discussion

Investment Team Discussion

 ASSET ALLOCATION

Fund asset allocations are based on total investments (excluding securities lending collateral) and may vary over time.

 SECTOR ALLOCATION

Consumer Discretionary	20.8%
Information Technology	14.0%
Financials	12.1%
Consumer Staples	10.9%
Energy	10.6%
Health Care	8.5%
Industrials	8.3%
Materials	8.2%
Telecommunication Services	3.6%
Utilities	0.6%
Sector allocations are based on managed assets and may vary over time.

 QUALITY ALLOCATION

Weighted Average Credit Quality	BBB-
AAA	0.0%
AA	0.0%
A	12.4%
BBB	22.2%
BB	37.1%
B	17.0%
CCC or below	0.9%
Not Rated	10.4%
Data is based on portfolio holdings. Credit quality shown reflects the higher of the ratings of Standard & Poor’s Corporation or Moody’s Investors Service, Inc. Ratings are relative, subjective and not absolute standards of quality. Excludes equity securities, options, cash and short-term investments.

The massive deleveraging of hedge funds has exerted significant pricing pressure on convertibles, which represent a significant allocation in this portfolio. We believe the current level of undervaluation within convertibles is extreme and may offer long-term investors compelling opportunities. We are diligently exploring ways to put the valuation opportunity to work.

Specific to the Fund, issue selection within the materials sector hindered performance during the period. Our holdings within the metals & mining industry performed poorly relative to the Credit Suisse High Yield Index. Our selection within the health care sector also detracted value as our names within the life sciences tools & services industry underperformed.

Regarding financials, our holdings within the insurance and diversified financial services areas were caught up in the general downturn brought on by the deepening credit crisis. Our overweight in financials also hurt performance.

The Fund’s relative security selection and underweight position within the consumer discretionary sector held up better than the corresponding sector component of the index. Most of the positive difference was due to selection within the media and household durables industries. The Fund’s overweight positions in consumer staples and health care were also additive to overall performance as these were two of the best-performing sectors within the index during the period.

We favor higher-quality, high-yield investments over the more speculative, lower-grade tiers in the universe. Our higher-quality bias was beneficial to overall performance during the period. Our underweight position within the riskiest CCC-rated securities, which turned in the worst performance of all credit-quality tiers, helped returns.

ARPS Update

In June 2008, Calamos redeemed 72.9% of the Fund’s outstanding auction rate preferred securities (ARPS) under a refinancing program. Since then, we have been committed to continuing efforts to retain access to additional debt financing and to pursue other forms of equity financing with the goal of refinancing the remaining outstanding ARPS across the Calamos closed-end funds. With respect to the potential of additional debt financing, utilization of any available debt financing is not currently an option because of the constraints imposed by the Investment Company Act of 1940, which requires coverage of 300% for debt leverage and 200% for equity leverage. As we have previously disclosed, we have submitted an application for exemptive relief to the SEC on behalf of the funds to provide for temporary decrease of coverage to 200% for debt leverage. If such an application is granted, the funds would have the flexibility to refinance the remaining ARPS with debt financing. We are continuously mindful of the need to find a total solution to the ARPS issue, while acting in the best interests of the funds and all shareholders. Please visit the ARPS Information Center on www.calamos.com for the latest developments.

Convertible Opportunities and Income Fund Investment Team Discussion ANNUAL REPORT	7

Investment Team Discussion

Portfolio Positioning

Our focus remains on more stable, higher-quality and less-cyclical assets within the higher-yielding investment universe. We continue to find higher-yielding securities that we believe are well positioned to benefit from long-term secular growth trends. As risk is priced more appropriately, we expect to see more opportunities among below investment-grade issues, perhaps even among the lower tiers. However, we believe that it may be too early to invest in this area as of the time of this writing.

Our primary area of focus continues to be within the traditional growth sectors, while maintaining an underweight to the more regulated cyclical areas. While the portfolio is overweight in financials versus the high-yield index, our emphasis is on diversified insurers and the capital markets—and not those lenders who continue to be pressured by questionable loans and write-offs.

As mentioned, our broader opportunity set allows us to invest in high-yield debt, as well as convertible securities. Although convertibles sold off dramatically with hedge fund deleveraging toward the end of the period, convertibles typically provide potential downside protection as well as equity participation. As equilibrium returns to the markets, we believe the use of convertibles will again enhance the risk/reward profile of the Fund. We believe the current level of undervaluation within the convertible market is extreme and we are positioned to take advantage of this opportunity to invest in higher-growth firms at prices that should be very attractive for long-term investors.

It’s important to remember that a convertible bond, on one level, functions as a short-term bond. As long as the issuing company’s credit-worthiness is good and they are making their interest payments, the convertible will be redeemable at par when it matures. This bond-like feature provides a measure of stability. When you consider that convertible bonds are currently steeply discounted as a consequence of the historic sell-off and are, in many instances, trading at a fraction of their face value, they are especially attractive at this time.

Throughout the life of the Calamos closed-end funds, leverage has been accretive to the common shareholders. The cost of leverage has been less than the yield and dividend levels of the portfolios, allowing the funds to pay a higher distribution to shareholders. Because of the recent market volatility, we have engaged in moderate deleveraging of the Calamos closed-end funds to ensure compliance with the Investment Company Act of 1940 and the funds’ prospectuses.

1 The Credit Suisse High Yield Index is an unmanaged index of high yield debt securities. Source: Mellon Analytical Solutions, LLC.

2 The Merrill Lynch All U.S. Convertibles Ex Mandatory Index represents the U.S. convertibles market excluding mandatory convertibles. The index includes 660 issues with a total value of $227 billion. Source: Mellon Analytical Solutions, LLC.

8	Convertible Opportunities and Income Fund ANNUAL REPORT Investment Team Discussion

Schedule of Investments

 OCTOBER 31, 2008

PRINCIPAL
AMOUNT			VALUE

CORPORATE BONDS (91.4%)
		Consumer Discretionary (26.3%)
3,250,000		Asbury Automotive Group, Inc. 7.625%, 03/15/17	$1,446,250
2,785,000		Cooper Tire & Rubber Company 8.000%, 12/15/19	1,545,675
		D.R. Horton, Inc.
1,857,000		9.750%, 09/15/10	1,652,730
1,407,000		7.875%, 08/15/11	1,111,530
11,290,000		DIRECTV Financing Company, Inc. 8.375%, 03/15/13	10,640,825
4,898,000		EchoStar Communication 7.125%, 02/01/16	3,955,135
8,820,000		Expedia, Inc. 7.456%, 08/15/18	6,659,100
3,250,000		GameStop Corp. 8.000%, 10/01/12	3,030,625
		General Motors Corp.∧
8,356,000		7.200%, 01/15/11	3,405,070
1,393,000		7.125%, 07/15/13	477,102
7,892,000		Goodyear Tire & Rubber Company 7.000%, 03/15/28	4,301,140
5,339,000		Hanesbrands, Inc.‡ 6.508%, 12/15/14	3,650,541
3,714,000		Hasbro, Inc. 6.600%, 07/15/28	3,088,886
2,785,000		Interpublic Group of Companies, Inc. 7.250%, 08/15/11	2,325,475
2,563,000		Jarden Corp.∧ 7.500%, 05/01/17	1,922,250
2,574,000		Kellwood Company 7.625%, 10/15/17	1,299,870
2,785,000		Liberty Media Corp. 8.250%, 02/01/30	1,587,450
4,642,000		McDonald’s Corp. 5.350%, 03/01/18	4,148,384
16,248,000		MGM Mirage∧ 8.375%, 02/01/11	9,505,080
1,597,000		Oxford Industries, Inc. 8.875%, 06/01/11	1,317,525
4,642,000		Phillips-Van Heusen Corp. 8.125%, 05/01/13	4,015,330
		Pulte Homes, Inc.
1,300,000		8.125%, 03/01/11	1,137,500
928,000		7.875%, 08/01/11	812,000
		Royal Caribbean Cruises, Ltd.
4,642,000		7.500%, 10/15/27	2,901,250
2,321,000		7.000%, 06/15/13	1,624,700
928,000		7.250%, 06/15/16	598,560
		Service Corp. International
6,499,000		7.500%, 04/01/27	4,533,052
1,857,000		7.625%, 10/01/18	1,467,030
928,000		Sotheby’s Holdings, Inc.*∧ 7.750%, 06/15/15	552,160
7,428,000		Time Warner, Inc. 7.625%, 04/15/31	5,953,371
		Toll Brothers, Inc.
2,070,000		8.250%, 02/01/11	1,800,900
1,012,000		8.250%, 12/01/11	865,260
11,791,000		Vail Resorts, Inc. 6.750%, 02/15/14	9,079,070
4,642,000		Warnaco Group, Inc. 8.875%, 06/15/13	4,375,085
928,000	GBP	Warner Music Group 8.125%, 04/15/14	948,358

			107,734,269

		Consumer Staples (14.4%)
4,057,000		Alliance One International, Inc. 8.500%, 05/15/12	3,144,175
		Anheuser-Busch Companies, Inc.
9,284,000		5.500%, 01/15/18	7,218,189
928,000		5.000%, 03/01/19	677,889
4,642,000		Chattem, Inc. 7.000%, 03/01/14	4,050,145
5,106,000		Chiquita Brands International, Inc.∧ 8.875%, 12/01/15	3,791,205
1,857,000		Constellation Brands, Inc. 7.250%, 09/01/16	1,550,595
5,756,000		Del Monte Foods Company 8.625%, 12/15/12	5,237,960
10,677,000		Kimberly-Clark Corp.~ 6.125%, 08/01/17	9,970,076
3,250,000		NBTY, Inc. 7.125%, 10/01/15	2,453,750
		Pilgrim’s Pride Corp.**
6,081,000		8.375%, 05/01/17	760,125
1,578,000		7.625%, 05/01/15	544,410
		Reynolds American, Inc.
5,106,000		7.300%, 07/15/15	4,366,427
2,785,000		7.625%, 06/01/16	2,287,822
2,785,000		7.250%, 06/15/37	1,815,580
9,284,000		Smithfield Foods, Inc. 7.750%, 05/15/13	6,266,700
5,571,000		Sysco Corp.~ 5.250%, 02/12/18	4,737,701

			58,872,749

		Energy (14.0%)
6,453,000		Arch Western Finance, LLC 6.750%, 07/01/13	5,452,785
2,971,000		Bristow Group, Inc. 7.500%, 09/15/17	2,243,105
		Chesapeake Energy Corp.
8,356,000		7.500%, 06/15/14	6,914,590
2,572,000		6.875%, 11/15/20	1,832,550

Convertible Opportunities and Income Fund Schedule of Investments ANNUAL REPORT	9

See accompanying Notes to Schedule of Investments

Schedule of Investments

 OCTOBER 31, 2008

PRINCIPAL
AMOUNT		VALUE

1,857,000	Complete Production Services, Inc. 8.000%, 12/15/16	$1,272,045
2,785,000	Comstock Resources, Inc. 6.875%, 03/01/12	2,130,525
2,785,000	Forest Oil Corp. 8.000%, 12/15/11	2,492,575
3,194,000	Frontier Oil Corp. 8.500%, 09/15/16	2,794,750
1,857,000	GulfMark Offshore, Inc. 7.750%, 07/15/14	1,383,465
7,056,000	Helix Energy Solutions Group, Inc.* 9.500%, 01/15/16	4,551,120
5,199,000	Petrohawk Energy Corp. 7.125%, 04/01/12	4,003,230
5,849,000	Petróleo Brasileiro, SA 8.375%, 12/10/18	5,564,744
2,785,000	Range Resources Corp.∧ 7.375%, 07/15/13	2,443,838
743,000	Southwestern Energy Company*∧ 7.500%, 02/01/18	612,975
3,250,000	Superior Energy Services, Inc. 6.875%, 06/01/14	2,746,250
2,530,000	Valero Energy Corp. 7.500%, 06/15/15	2,325,543
	Williams Companies, Inc.
9,284,000	7.750%, 06/15/31	7,025,138
1,857,000	7.500%, 01/15/31	1,367,965

		57,157,193

	Financials (6.3%)
	Ford Motor Credit Company, LLC
5,571,000	8.625%, 11/01/10	3,684,615
4,642,000	9.875%, 08/10/11	2,926,772
	Leucadia National Corp.
5,543,000	8.125%, 09/15/15	4,933,270
2,785,000	7.000%, 08/15/13	2,464,725
5,106,000	Nuveen Investments, Inc.* 10.500%, 11/15/15	1,519,035
1,578,000	Omega Healthcare Investors, Inc. 7.000%, 04/01/14	1,317,630
2,333,000	Senior Housing Properties Trust∧ 7.875%, 04/15/15	2,298,005
9,284,000	SLM Corp. 8.450%, 06/15/18	6,638,060

		25,782,112

	Health Care (0.3%)
1,578,000	Bio-Rad Laboratories, Inc. 7.500%, 08/15/13	1,396,530

	Industrials (6.9%)
2,785,000	BE Aerospace, Inc. 8.500%, 07/01/18	2,402,063
1,161,000	Belden, Inc. 7.000%, 03/15/17	893,970
5,571,000	Caterpillar, Inc. 5.450%, 04/15/18	4,592,337
1,773,000	Deluxe Corp. 7.375%, 06/01/15	1,187,910
928,000	FTI Consulting, Inc. 7.625%, 06/15/13	888,560
2,785,000	Gardner Denver, Inc. 8.000%, 05/01/13	2,548,275
2,321,000	GATX Corp. 8.875%, 06/01/09	2,321,000
1,486,000	H&E Equipment Service, Inc. 8.375%, 07/15/16	795,010
2,321,000	Interline Brands, Inc. 8.125%, 06/15/14	1,798,775
2,265,000	SPX Corp.* 7.625%, 12/15/14	1,905,431
6,499,000	Terex Corp. 7.375%, 01/15/14	5,069,220
1,857,000	Trinity Industries, Inc. 6.500%, 03/15/14	1,550,595
3,226,000	Wesco Distribution, Inc. 7.500%, 10/15/17	2,338,850

		28,291,996

	Information Technology (9.2%)
	Amkor Technology, Inc.
6,963,000	9.250%, 06/01/16∧	4,177,800
2,655,000	7.750%, 05/15/13	1,656,056
1,857,000	Celestica, Inc. 7.875%, 07/01/11	1,680,585
4,642,000	Flextronics International, Ltd. 6.500%, 05/15/13	3,643,970
4,224,000	Freescale Semiconductor, Inc. 8.875%, 12/15/14	1,900,800
2,785,000	Jabil Circuit, Inc. 8.250%, 03/15/18	2,130,525
3,370,000	Lender Processing Services, Inc. 8.125%, 07/01/16	2,898,200
3,250,000	Seagate Technology 6.800%, 10/01/16	2,291,250
6,360,000	SunGard Data Systems, Inc. 9.125%, 08/15/13	5,310,600
	Xerox Corp.
8,820,000	8.000%, 02/01/27	6,571,535
6,499,000	7.625%, 06/15/13	5,329,180

		37,590,501

10	Convertible Opportunities and Income Fund ANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Schedule of Investments

 OCTOBER 31, 2008

PRINCIPAL
AMOUNT			VALUE

		Materials (7.6%)
1,664,000		Boise Cascade Holdings, LLC 7.125%, 10/15/14	$940,160
		Ineos Group Holdings, PLC*
4,457,000	EUR	7.875%, 02/15/16	2,016,637
928,000		8.500%, 02/15/16∧	348,000
4,642,000		Mosaic Company* 7.625%, 12/01/16	4,059,540
3,714,000		Neenah Paper, Inc. 7.375%, 11/15/14	2,042,700
7,428,000		Sealed Air Corp.* 6.875%, 07/15/33	5,199,600
1,560,000		Steel Dynamics, Inc.* 7.750%, 04/15/16	1,041,300
7,265,000		Terra Industries, Inc. 7.000%, 02/01/17	6,211,575
1,857,000		Texas Industries, Inc. 7.250%, 07/15/13	1,467,030
		Union Carbide Corp.
3,714,000		7.500%, 06/01/25	2,925,674
2,878,000		7.875%, 04/01/23	2,459,648
2,971,000		Westlake Chemical Corp. 6.625%, 01/15/16	2,153,975

			30,865,839

		Telecommunication Services (5.4%)
4,373,000		CenturyTel, Inc. 6.875%, 01/15/28	2,908,045
5,664,000		Frontier Communications Corp. 9.000%, 08/15/31	3,086,880
5,571,000		Leap Wireless International, Inc. 9.375%, 11/01/14	4,554,292
5,571,000		Qwest Communications International, Inc.∧ 7.750%, 02/15/31	3,593,295
9,284,000		Sprint Nextel Corp. 7.375%, 08/01/15	5,108,874
3,714,000		Syniverse Technologies, Inc. 7.750%, 08/15/13	2,989,770

			22,241,156

		Utilities (1.0%)
5,106,000		TXU Corp.* 10.250%, 11/01/15	3,918,855

		TOTAL CORPORATE BONDS (Cost $507,890,602)	373,851,200

CONVERTIBLE BONDS (30.0%)
		Consumer Discretionary (2.7%)
		Interpublic Group of Companies, Inc.
4,000,000		4.750%, 03/15/23	2,735,000
1,000,000		4.250%, 03/15/23∧	693,750
10,000,000		Liberty Media Corp. (Time Warner)Delta 3.125%, 03/30/23	6,900,000
1,870,000		Liberty Media Corp. (Viacom, CBS Corp. - Class B)Delta 3.250%, 03/15/31	722,287

			11,051,037

		Energy (2.1%)
8,500,000		Chesapeake Energy Corp. 2.250%, 12/15/38	4,260,625
9,500,000		SeaDrill, Ltd.* 3.625%, 11/08/12	4,465,000

			8,725,625

		Financials (2.4%)
		Health Care REIT, Inc.∧
4,270,000		4.750%, 07/15/27	3,891,038
1,000,000		4.750%, 12/01/26	963,750
5,000,000		SVB Financial Group* 3.875%, 04/15/11	5,118,750

			9,973,538

		Health Care (6.1%)
8,500,000		Cubist Pharmaceuticals, Inc. 2.250%, 06/15/13	7,883,750
16,000,000		Invitrogen Corp. 3.250%, 06/15/25	12,920,000
5,500,000		Millipore Corp. 3.750%, 06/01/26	4,276,250

			25,080,000

		Industrials (4.4%)
10,500,000		L-3 Communications Holdings, Inc. 3.000%, 08/01/35	10,237,500
2,500,000		Quanta Services, Inc. 3.750%, 04/30/26	2,434,375
10,500,000		Trinity Industries, Inc. 3.875%, 06/01/36	5,381,250

			18,053,125

		Information Technology (12.3%)
8,000,000		Blackboard, Inc. 3.250%, 07/01/27	5,240,000
5,500,000		Euronet Worldwide, Inc.∧ 3.500%, 10/15/25	3,685,000
8,500,000		Informatica Corp. 3.000%, 03/15/26	7,405,625
32,250,000		Intel Corp.∧ 2.950%, 12/15/35	23,179,687
16,500,000		Linear Technology Corp.∧ 3.000%, 05/01/27	10,601,250

			50,111,562

		TOTAL CONVERTIBLE BONDS (Cost $173,510,681)	122,994,887

Convertible Opportunities and Income Fund Schedule of Investments ANNUAL REPORT	11

See accompanying Notes to Schedule of Investments

Schedule of Investments

 OCTOBER 31, 2008

PRINCIPAL
AMOUNT			VALUE

SYNTHETIC CONVERTIBLE SECURITIES (8.3%)
Corporate Bonds (7.0%)
		Consumer Discretionary (2.0%)
250,000		Asbury Automotive Group, Inc. 7.625%, 03/15/17	$111,250
215,000		Cooper Tire & Rubber Company 8.000%, 12/15/19	119,325
		D.R. Horton, Inc.
143,000		9.750%, 09/15/10	127,270
108,000		7.875%, 08/15/11	85,320
870,000		DIRECTV Financing Company, Inc. 8.375%, 03/15/13	819,975
377,000		EchoStar Communication 7.125%, 02/01/16	304,428
680,000		Expedia, Inc. 7.456%, 08/15/18	513,400
250,000		GameStop Corp. 8.000%, 10/01/12	233,125
		General Motors Corp.∧
644,000		7.200%, 01/15/11	262,430
107,000		7.125%, 07/15/13	36,648
608,000		Goodyear Tire & Rubber Company 7.000%, 03/15/28	331,360
411,000		Hanesbrands, Inc.‡ 6.508%, 12/15/14	281,021
286,000		Hasbro, Inc. 6.600%, 07/15/28	237,862
215,000		Interpublic Group of Companies, Inc. 7.250%, 08/15/11	179,525
197,000		Jarden Corp.∧ 7.500%, 05/01/17	147,750
198,000		Kellwood Company 7.625%, 10/15/17	99,990
215,000		Liberty Media Corp. 8.250%, 02/01/30	122,550
358,000		McDonald’s Corp. 5.350%, 03/01/18	319,931
1,252,000		MGM Mirage∧ 8.375%, 02/01/11	732,420
123,000		Oxford Industries, Inc. 8.875%, 06/01/11	101,475
358,000		Phillips-Van Heusen Corp. 8.125%, 05/01/13	309,670
		Pulte Homes, Inc.
100,000		8.125%, 03/01/11	87,500
72,000		7.875%, 08/01/11	63,000
		Royal Caribbean Cruises, Ltd.
358,000		7.500%, 10/15/27	223,750
179,000		7.000%, 06/15/13	125,300
72,000		7.250%, 06/15/16	46,440
		Service Corp. International
501,000		7.500%, 04/01/27	349,448
143,000		7.625%, 10/01/18	112,970
72,000		Sotheby’s Holdings, Inc.*∧ 7.750%, 06/15/15	42,840
572,000		Time Warner, Inc. 7.625%, 04/15/31	458,445
		Toll Brothers, Inc.
160,000		8.250%, 02/01/11	139,200
78,000		8.250%, 12/01/11	66,690
909,000		Vail Resorts, Inc. 6.750%, 02/15/14	699,930
358,000		Warnaco Group, Inc. 8.875%, 06/15/13	337,415
72,000	GBP	Warner Music Group 8.125%, 04/15/14	73,579

			8,303,232

		Consumer Staples (1.1%)
313,000		Alliance One International, Inc. 8.500%, 05/15/12	242,575
		Anheuser-Busch Companies, Inc.
716,000		5.500%, 01/15/18	556,681
72,000		5.000%, 03/01/19	52,595
358,000		Chattem, Inc. 7.000%, 03/01/14	312,355
394,000		Chiquita Brands International, Inc.∧ 8.875%, 12/01/15	292,545
143,000		Constellation Brands, Inc. 7.250%, 09/01/16	119,405
444,000		Del Monte Foods Company 8.625%, 12/15/12	404,040
823,000		Kimberly-Clark Corp.~ 6.125%, 08/01/17	768,509
250,000		NBTY, Inc. 7.125%, 10/01/15	188,750
		Pilgrim’s Pride Corp.**
469,000		8.375%, 05/01/17	58,625
122,000		7.625%, 05/01/15	42,090
		Reynolds American, Inc.
394,000		7.300%, 07/15/15	336,931
215,000		7.625%, 06/01/16	176,618
215,000		7.250%, 06/15/37	140,162
716,000		Smithfield Foods, Inc. 7.750%, 05/15/13	483,300
429,000		Sysco Corp.~ 5.250%, 02/12/18	364,831

			4,540,012

		Energy (1.1%)
497,000		Arch Western Finance, LLC 6.750%, 07/01/13	419,965
229,000		Bristow Group, Inc. 7.500%, 09/15/17	172,895
		Chesapeake Energy Corp.
644,000		7.500%, 06/15/14	532,910
198,000		6.875%, 11/15/20	141,075

12	Convertible Opportunities and Income Fund ANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Schedule of Investments

 OCTOBER 31, 2008

PRINCIPAL
AMOUNT		VALUE

143,000	Complete Production Services, Inc. 8.000%, 12/15/16	$97,955
215,000	Comstock Resources, Inc. 6.875%, 03/01/12	164,475
215,000	Forest Oil Corp. 8.000%, 12/15/11	192,425
246,000	Frontier Oil Corp. 8.500%, 09/15/16	215,250
143,000	GulfMark Offshore, Inc. 7.750%, 07/15/14	106,535
544,000	Helix Energy Solutions Group, Inc.* 9.500%, 01/15/16	350,880
401,000	Petrohawk Energy Corp. 7.125%, 04/01/12	308,770
451,000	Petróleo Brasileiro, SA 8.375%, 12/10/18	429,082
215,000	Range Resources Corp.∧ 7.375%, 07/15/13	188,663
57,000	Southwestern Energy Company*∧ 7.500%, 02/01/18	47,025
250,000	Superior Energy Services, Inc. 6.875%, 06/01/14	211,250
195,000	Valero Energy Corp. 7.500%, 06/15/15	179,241
	Williams Companies, Inc.
716,000	7.750%, 06/15/31	541,792
143,000	7.500%, 01/15/31	105,341

		4,405,529

	Financials (0.5%)
	Ford Motor Credit Company, LLC
429,000	8.625%, 11/01/10	283,737
358,000	9.875%, 08/10/11	225,718
	Leucadia National Corp.
427,000	8.125%, 09/15/15	380,030
215,000	7.000%, 08/15/13	190,275
394,000	Nuveen Investments, Inc.* 10.500%, 11/15/15	117,215
122,000	Omega Healthcare Investors, Inc. 7.000%, 04/01/14	101,870
180,000	Senior Housing Properties Trust∧ 7.875%, 04/15/15	177,300
716,000	SLM Corp. 8.450%, 06/15/18	511,940

		1,988,085

	Health Care (0.0%)
122,000	Bio-Rad Laboratories, Inc. 7.500%, 08/15/13	107,970

	Industrials (0.5%)
215,000	BE Aerospace, Inc. 8.500%, 07/01/18	185,437
89,000	Belden, Inc. 7.000%, 03/15/17	68,530
429,000	Caterpillar, Inc. 5.450%, 04/15/18	353,637
137,000	Deluxe Corp. 7.375%, 06/01/15	91,790
72,000	FTI Consulting, Inc. 7.625%, 06/15/13	68,940
215,000	Gardner Denver, Inc. 8.000%, 05/01/13	196,725
179,000	GATX Corp. 8.875%, 06/01/09	179,000
114,000	H&E Equipment Service, Inc. 8.375%, 07/15/16	60,990
179,000	Interline Brands, Inc. 8.125%, 06/15/14	138,725
175,000	SPX Corp.* 7.625%, 12/15/14	147,219
501,000	Terex Corp. 7.375%, 01/15/14	390,780
143,000	Trinity Industries, Inc. 6.500%, 03/15/14	119,405
249,000	Wesco Distribution, Inc. 7.500%, 10/15/17	180,525

		2,181,703

	Information Technology (0.7%)
	Amkor Technology, Inc.
537,000	9.250%, 06/01/16∧	322,200
205,000	7.750%, 05/15/13	127,869
143,000	Celestica, Inc. 7.875%, 07/01/11	129,415
358,000	Flextronics International, Ltd. 6.500%, 05/15/13	281,030
326,000	Freescale Semiconductor, Inc. 8.875%, 12/15/14	146,700
215,000	Jabil Circuit, Inc. 8.250%, 03/15/18	164,475
260,000	Lender Processing Services, Inc. 8.125%, 07/01/16	223,600
250,000	Seagate Technology 6.800%, 10/01/16	176,250
490,000	SunGard Data Systems, Inc. 9.125%, 08/15/13	409,150
	Xerox Corp.
680,000	8.000%, 02/01/27	506,649
501,000	7.625%, 06/15/13	410,820

		2,898,158

Convertible Opportunities and Income Fund Schedule of Investments ANNUAL REPORT	13

See accompanying Notes to Schedule of Investments

Schedule of Investments

 OCTOBER 31, 2008

PRINCIPAL
AMOUNT			VALUE

		Materials (0.6%)
128,000		Boise Cascade Holdings, LLC 7.125%, 10/15/14	$72,320
		Ineos Group Holdings, PLC*
343,000	EUR	7.875%, 02/15/16	155,195
72,000		8.500%, 02/15/16∧	27,000
358,000		Mosaic Company* 7.625%, 12/01/16	313,080
286,000		Neenah Paper, Inc. 7.375%, 11/15/14	157,300
572,000		Sealed Air Corp.* 6.875%, 07/15/33	400,400
120,000		Steel Dynamics, Inc.* 7.750%, 04/15/16	80,100
560,000		Terra Industries, Inc. 7.000%, 02/01/17	478,800
143,000		Texas Industries, Inc. 7.250%, 07/15/13	112,970
		Union Carbide Corp.
286,000		7.500%, 06/01/25	225,294
222,000		7.875%, 04/01/23	189,730
229,000		Westlake Chemical Corp. 6.625%, 01/15/16	166,025

			2,378,214

		Telecommunication Services (0.4%)
337,000		CenturyTel, Inc. 6.875%, 01/15/28	224,105
436,000		Frontier Communications Corp. 9.000%, 08/15/31	237,620
429,000		Leap Wireless International, Inc. 9.375%, 11/01/14	350,708
429,000		Qwest Communications International, Inc.∧ 7.750%, 02/15/31	276,705
716,000		Sprint Nextel Corp. 7.375%, 08/01/15	394,006
286,000		Syniverse Technologies, Inc. 7.750%, 08/15/13	230,230

			1,713,374

		Utilities (0.1%)
394,000		TXU Corp.* 10.250%, 11/01/15	302,395

		TOTAL CORPORATE BONDS	28,818,672

NUMBER OF
CONTRACTS			VALUE

Options (1.3%)
		Consumer Discretionary (0.3%)
720		Carnival Corp.# Call, 01/16/10, Strike $35.00	207,000
		Nike, Inc. - Class B#
530		Call, 01/16/10, Strike $60.00	537,950
450		Call, 01/16/10, Strike $70.00	279,000
700		Omnicom Group, Inc.# Call, 01/17/09, Strike $50.00	3,500

			1,027,450

		Consumer Staples (0.1%)
830		Coca-Cola Company# Call, 01/17/09, Strike $60.00	14,525
1,070		Sysco Corp.# Call, 01/16/10, Strike $30.00	294,250
825		Walgreen Company# Call, 01/16/10, Strike $32.50	218,625

			527,400

		Health Care (0.4%)
		Express Scripts, Inc.#
500		Call, 01/17/09, Strike $65.00	255,000
375		Call, 01/16/10, Strike $70.00	360,000
550		Gilead Sciences, Inc.# Call, 01/16/10, Strike $55.00	324,500
780		Johnson & Johnson# Call, 01/16/10, Strike $70.00	319,800
560		Medtronic, Inc.# Call, 01/16/10, Strike $50.00	162,400
10,136		Schering-Plough Corp.# Call, 11/22/08, Strike $27.50	25,340

			1,447,040

		Industrials (0.0%)
425		General Dynamics Corp.# Call, 01/17/09, Strike $90.00	5,313
570		Honeywell International, Inc.# Call, 01/17/09, Strike $55.00	4,275

			9,588

		Information Technology (0.5%)
820		Accenture, Ltd.# Call, 01/16/10, Strike $40.00	364,900
680		Adobe Systems, Inc.# Call, 01/16/10, Strike $45.00	110,500
		Apple, Inc.#
155		Call, 01/17/09, Strike $190.00	2,480
65		Call, 01/16/10, Strike $170.00	64,350
		Cisco Systems, Inc.#
1,450		Call, 01/16/10, Strike $25.00	234,900
960		Call, 01/17/09, Strike $27.50	7,200
1,150		Dell, Inc.# Call, 01/16/10, Strike $25.00	60,950
2,240		eBay, Inc.# Call, 01/16/10, Strike $25.00	243,040
50		Google, Inc.# Call, 01/17/09, Strike $710.00	375
195		Hewlett-Packard Company# Call, 01/17/09, Strike $45.00	26,813

14	Convertible Opportunities and Income Fund ANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Schedule of Investments

 OCTOBER 31, 2008

NUMBER OF
CONTRACTS			VALUE

970		Microsoft Corp.# Call, 01/17/09, Strike $35.00	$1,455
2,710		Nokia Corp.# Call, 01/17/09, Strike $40.00	6,775
		Oracle Corp.#
1,760		Call, 01/17/09, Strike $22.50	88,000
985		Call, 01/16/10, Strike $20.00	302,887
		QUALCOMM, Inc.#
500		Call, 01/16/10, Strike $45.00	280,000
415		Call, 01/16/10, Strike $50.00	164,962
730		SAP, AG# Call, 01/16/10, Strike $60.00	113,150

			2,072,737

		Telecommunication Services (0.0%)
110		América Móvil, SAB de CV# Call, 01/17/09, Strike $60.00	550

		TOTAL OPTIONS	5,084,765

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $57,572,345)	33,903,437

NUMBER OF
SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (22.9%)
		Consumer Discretionary (1.1%)
6,750		Stanley Works‡ 5.125%	4,271,062

		Consumer Staples (1.9%)
200,000		Archer Daniels Midland Company 6.250%	5,740,000
5,500		Bunge, Ltd. 5.125%	2,145,000

			7,885,000

		Financials (6.3%)
140,000		American International Group, Inc. 8.500%	623,000
15,500		Bank of America Corp. 7.250%	10,850,000
302,800		Citigroup, Inc. 6.500%	10,162,725
200,000		MetLife, Inc. 6.375%	1,734,000
55,000		Reinsurance Group of America, Inc. 5.750%	2,568,775

			25,938,500

		Health Care (7.0%)
145	EUR	Bayer, AG* 6.625%	10,802,125
132,000		Schering-Plough Corp. 6.000%	17,790,960

			28,593,085

		Industrials (1.5%)
180,000		Avery Dennison Corp. 7.875%	6,125,400

		Materials (5.1%)
145,000		Freeport-McMoRan Copper & Gold, Inc. 6.750%	7,073,100
1,400	CHF	Givaudan, SA* 5.375%	8,942,180
170,000		Vale Capital, Ltd. (Companhia Vale do Rio Doce)∧Delta 5.500%	4,802,500

			20,817,780

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $176,739,176)	93,630,827

COMMON STOCKS (1.7%)
		Consumer Discretionary (1.3%)
96,119		Amazon.com, Inc.#∧	5,501,852

		Financials (0.4%)
48,900		MetLife, Inc.	1,624,458

		TOTAL COMMON STOCKS (Cost $10,982,322)	7,126,310

NUMBER OF
UNITS			VALUE

STRUCTURED EQUITY-LINKED SECURITIES (3.6%)
		Consumer Discretionary (0.6%)
180,000		Deutsche Bank, AG (Royal Caribbean Cruises, Ltd.)* 12.000%, 03/27/09	2,670,660

		Energy (0.7%)
35,000		JPMorgan Chase & Company (Transocean, Inc.)* 12.000%, 12/01/08	2,879,100

		Information Technology (2.3%)
128,000		Bank of America Corp. (Infosys Technologies, Ltd.)* 12.000%, 02/09/09	3,838,720
200,000		Deutsche Bank, AG (Dell Inc.)* 12.000%, 02/13/09	2,726,000
182,000		Goldman Sachs Group, Inc. (Nokia Corp.)* 12.000%, 02/12/09	2,671,760

			9,236,480

		TOTAL STRUCTURED EQUITY-LINKED SECURITIES (Cost $25,610,627)	14,786,240

Convertible Opportunities and Income Fund Schedule of Investments ANNUAL REPORT	15

See accompanying Notes to Schedule of Investments

Schedule of Investments

 OCTOBER 31, 2008

NUMBER OF
SHARES		VALUE

INVESTMENT IN AFFILIATED FUND (0.6%)
2,397,987	Calamos Government Money Market Fund - Class I SharesΩ (Cost $2,397,987)	$2,397,987

INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (10.9%)
3,000,000	Bank of New York Institutional Cash Reserve Fund Series A	3,000,000
136,094	Bank of New York Institutional Cash Reserve Fund Series Bπ	—
37,000,000	Goldman Sachs Financial Square Prime Obligations Fund	37,000,000
4,000,000	JP Morgan US Government Money Market Fund	4,000,000

PRINCIPAL
AMOUNT		VALUE

363,000	Barclay’s Capital 2.500%, dated 10/31/08, due 11/03/08, repurchase price $363,076, collateralized by various U.S. Government Agency Securities 0.000% - 5.550%, 04/24/09 - 01/23/23 with a value of $366,850	363,000

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (Cost $44,499,094)	44,363,000

TOTAL INVESTMENTS (169.4%) (Cost $999,202,834)		693,053,888

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-10.9%)		(44,499,094)

LIABILITIES, LESS OTHER ASSETS (-33.1%)		(135,418,474)

PREFERRED SHARES AT REDEMPTION VALUE INCLUDING DIVIDENDS PAYABLE (-25.4%)		(104,101,480)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)		$409,034,840

NUMBER OF
CONTRACTS		VALUE

WRITTEN OPTIONS (-0.9%)
	Financials (-0.9%)
	SPDR Trust Series 1#
1,105	Call, 12/20/08, Strike $103.00	(453,050)
750	Call, 03/21/09, Strike $101.00	(616,875)
750	Call, 03/21/09, Strike $97.00	(774,375)
700	Call, 12/20/08, Strike $95.00	(582,750)
575	Call, 12/20/08, Strike $96.00	(444,188)
550	Call, 12/20/08, Strike $100.00	(303,875)
450	Call, 03/21/09, Strike $94.00	(542,250)

	TOTAL WRITTEN OPTIONS (Cost $2,686,570)	(3,717,363)

NOTES TO SCHEDULE OF INVESTMENTS

*	144A securities are those that are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are generally issued to qualified institutional buyers (”QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is exempt from registration (e.g. a sale to another QIB), or the security must be registered for public sale. At October 31, 2008, the market value of 144A securities that were not subject to mandatory issuer registration obligations is $28,051,822 or 6.9% of net assets applicable to common shareholders.
∧	Security, or portion of security, is on loan.
#	Non-income producing security.
Delta	Securities exchangeable or convertible into securities of one or more entities different than the issuer. Each entity is identified in the parenthetical.
‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2008.
~	Security, or portion of security, is held in a segregated account as collateral for written options aggregating a total market value of $15,841,117.
Ω	Investment in an affiliated fund. During the period from November 1, 2007, through October 31, 2008, the fund had net redemptions of $19,446,528 and received $649,008 in dividend payments from the affiliated fund. As of October 31, 2007, the fund had holdings of $21,844,515 in the affiliated fund.
π	On September 15,2008, Lehman Brothers Holdings, Inc., the sole holding of the Bank of New York Institutional Cash Reserve Fund Series B, filed for bankruptcy protection.
**	On December 1, 2008, Pilgrim’s Pride Corp. filed for bankruptcy protection.

FOREIGN CURRENCY ABBREVIATIONS

CHF	Swiss Franc
EUR	European Monetary Unit
GBP	British Pound Sterling

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date shown on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

16	Convertible Opportunities and Income Fund ANNUAL REPORT Schedule of Investments

See accompanying Notes to Financial Statements

Statement of Assets and Liabilities

October 31, 2008

ASSETS
Investments in securities, at value* (cost $996,804,847)	$690,655,901
Investments in affiliated fund (cost $2,397,987)	2,397,987
Cash with custodian (interest bearing)	298
Accrued interest and dividends receivables	15,636,305
Prepaid expenses	2,975,764
Other assets	144,765

Total assets	711,811,020

LIABILITIES
Unrealized depreciation on interest rate swaps	16,654
Options written, at value (premium $2,686,570)	3,717,363
Payables:
Note payable	149,000,000
Cash collateral for securities on loan	44,499,094
Affiliates:
Investment advisory fees	444,070
Deferred compensation to trustees	59,284
Financial accounting fees	7,261
Trustees’ fees and officer compensation	452
Accounts payable and accrued liabilities	930,522

Total liabilities	198,674,700

PREFERRED SHARES
$25,000 liquidation value per share applicable to 4,160 shares, including dividends payable	104,101,480

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$409,034,840

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Common stock, no par value, unlimited shares authorized 49,513,661 shares issued and outstanding	$721,530,089
Undistributed net investment income (loss)	(6,216,313)
Accumulated net realized gain (loss) on investments, written options, foreign currency transactions and interest rate swaps	1,011,724
Net unrealized appreciation (depreciation) on investments, written options, foreign currency translations and interest rate swaps	(307,290,660)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$409,034,840

Net asset value per common share based on 49,513,661 shares issued and outstanding	$8.26

*	Including securities on loan with a value of $41,666,450.

Convertible Opportunities and Income Fund Statement of Assets and Liabilities ANNUAL REPORT	17

See accompanying Notes to Financial Statements

Statement of Operations

Year Ended October 31, 2008

INVESTMENT INCOME
Interest	$57,538,374
Dividends from affiliates	649,008
Dividends	10,596,820
Securities lending income	290,442

Total investment income	69,074,644

EXPENSES
Investment advisory fees	8,362,692
Financial accounting fees	118,287
Auction agent and rating agency fees	744,161
Accounting fees	60,001
Printing and mailing fees	128,275
Custodian fees	19,369
Registration fees	43,493
Audit and legal fees	301,505
Trustees’ fees and officer compensation	60,509
Transfer agent fees	37,939
Investor support services	22,962
Interest expense and fees	4,107,617
Other	494,571

Total expenses	14,501,381
Less expenses reductions	(1,696,402)

Net expenses	12,804,979

NET INVESTMENT INCOME (LOSS)	56,269,665

REALIZED AND UNREALIZED GAIN(LOSS) FROM INVESTMENTS, WRITTEN OPTIONS, FOREIGN CURRENCY AND INTEREST RATE SWAPS
Net realized gain (loss) from:
Investments	12,060,978
Written options	14,313,714
Foreign currency transactions	189,042
Interest rate swaps	488,290
Change in net unrealized appreciation/depreciation on:
Investments	(381,598,040)
Written options	(1,030,793)
Foreign currency translations	(153,484)
Interest rate swaps	(1,767,375)

NET REALIZED AND UNREALIZED GAIN(LOSS) FROM INVESTMENTS, WRITTEN OPTIONS, FOREIGN CURRENCY AND INTEREST RATE SWAPS	(357,497,668)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(301,228,003)

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM
Net investment income	(6,153,862)
Capital gains	(5,764,493)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(313,146,358)

18	Convertible Opportunities and Income Fund ANNUAL REPORT Statement of Operations

See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31,	October 31,
	2008	2007

OPERATIONS
Net investment income (loss)	$56,269,665	$68,525,537
Net realized gain (loss) from investments in securities, written options, foreign currency transactions and interest rate swaps	27,052,024	46,717,429
Change in net unrealized appreciation/depreciation on investments, written options, foreign currency translations and interest rate swaps	(384,549,692)	(2,728,467)
Distributions to preferred shareholders from:
Net investment income	(6,153,862)	(19,490,861)
Capital gains	(5,764,493)	(1,079,741)

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(313,146,358)	91,943,897

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income	(68,163,485)	(73,500,829)
Capital gains	(15,227,041)	(22,266,967)

Net decrease in net assets from distributions to common shareholders	(83,390,526)	(95,767,796)

CAPITAL STOCK TRANSACTIONS
Proceeds from common shares sold	12,194,151	—
Offering costs related to common shares sold	(206,264)	—
Reinvestment of distributions resulting in the issuance of common stock	8,586,698	16,826,912

Net increase (decrease) in net assets from capital stock transactions	20,574,585	16,826,912

TOTAL INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	(375,962,299)	13,003,013

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Beginning of period	$784,997,139	$771,994,126

End of period	409,034,840	784,997,139

Undistributed net investment income (loss)	$(6,216,313)	$(7,083,244)

Convertible Opportunities and Income Fund Statements of Changes in Net Assets ANNUAL REPORT	19

See accompanying Notes to Financial Statements

Statement of Cash Flows

Year Ended October 31, 2008

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$(301,228,003)
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash used in operating activities:
Change in unrealized appreciation or depreciation on interest rate swaps	1,767,375

Written options	3,717,363
Purchase of investment securities	(650,882,793)
Proceeds from disposition of investment securities	765,630,754
Amortization and accretion of fixed income securities	(1,860,169)
Purchase of short term investments, net	19,446,528
Net realized gains from investments	(12,060,978)
Change in unrealized appreciation or depreciation on investments	381,598,040
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	2,525,910
Prepaid expenses	(2,954,933)
Collateral for securities loaned	76,602,906
Other assets	(71,790)
Increase/(decrease) in liabilities:
Payables to affiliates	(181,405)
Payable upon return of securities loaned	(76,602,906)
Accounts payable and accrued liabilities	705,838

Net cash provided by/(used in) operating activities	$206,151,737

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from common shares sold	$12,194,151
Offering costs related to common shares sold	(184,069)
Distributions to common shareholders	(74,803,828)
Distributions to preferred shareholders	(12,360,071)
Proceeds from issuance of note payable	280,000,000
Repayments of note payable	(131,000,000)
Redemption of preferred shares	(280,000,000)

Net cash provided by/(used in) financing activities	$(206,153,817)

Net increase/(decrease) in cash	$(2,080)

Cash at beginning of the year	$2,378

Cash at end of the year	$298

Supplemental disclosure
Cash paid for interest	2,363,863

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $8,586,698.

20	Convertible Opportunities and Income Fund ANNUAL REPORT Statement of Cash Flows

See accompanying Notes to Financial Statements

Notes to Financial Statements

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization. Calamos Convertible Opportunities and Income Fund (the ”Fund”) was organized as a Delaware statutory trust on April 17, 2002 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 26, 2002.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertibles and non-convertible income securities. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Portfolio Valuation. The valuation of the Fund’s portfolio securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time a Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV.

When a most recent last sale or closing price is not available, portfolio securities, other than option securities, that are traded on a U.S. securities exchange and other securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

Convertible Opportunities and Income Fund Notes to Financial Statements ANNUAL REPORT	21

Notes to Financial Statements

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of October 31, 2008. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Option Transactions. For hedging and investment purposes, each Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; other expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each Fund in relation to the net assets of each fund or on another reasonable basis.

Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

22	Convertible Opportunities and Income Fund ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of its taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting on fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for unrecognized tax benefits in connection with Financial Accounting Standards Board (FASB) Interpretation No. 48 Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2005 – 2007 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

New Accounting Pronouncements. In September 2006, the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The Fund will adopt SFAS 157 on November 1, 2008 and the Fund’s disclosure in the Notes to the Financial Statements on fair value measurement will be expanded. Management believes there will be no impact with the adoption of SFAS 157 on the Fund’s financial statements and their disclosures.

In addition, in March 2008, the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires that objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation. Management is in the process of evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

NOTE 2 – INVESTMENT ADVISOR AND TRANSACTIONS WITH AFFILIATES OR CERTAIN OTHER PARTIES

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 0.80% based on the average weekly managed assets. Calamos Advisors has contractually agreed to waive a portion of its management fee at the annual rate of 0.11% of the average weekly managed assets of the Fund (through June 30, 2009) and to waive a declining amount for an additional year (0.04% of the average weekly managed assets in 2010). For the year ended October 31, 2008, the total advisory fee waived pursuant to such agreement was $1,656,855 and is included in the Statement of Operations under the caption “Less expense reductions”.

Calamos Advisors has contractually agreed to waive a portion of its advisory fee charged to the Fund on the Fund’s investments in the Calamos Government Money Market Fund (“GMMF,” an affiliated fund and a series of Calamos Investment Trust), equal to the advisory fee attributable to the Fund’s investment in GMMF, based on daily net assets. For the year ended October 31, 2008, the total advisory fee waived pursuant to such agreement was $39,547 and is included in the Statement of Operations under the caption “Less expense reductions”.

Convertible Opportunities and Income Fund Notes to Financial Statements ANNUAL REPORT	23

Notes to Financial Statements

Pursuant to a financial accounting services agreement, Calamos Advisors receives a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets; 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Convertible Opportunities and Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, and Calamos Global Dynamic Income Fund). “Managed assets” means a Funds’ total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage). Financial accounting services include, but are not limited to, the following: managing expenses and expenses payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fee and officer compensation” expenses on the Statement of Operations.

A trustee and certain officers of the Fund are also officers and directors of Calamos Financial Services LLC (“CFS”) and Calamos Advisors. Such trustee and officers serve without direct compensation from the Fund.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) of the Fund and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amount deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation investments of $59,284 are included in “Other assets” on the Statement of Assets and Liabilities at October 31, 2008. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to Trustees” on the Statement of Assets and Liabilities at October 31, 2008.

NOTE 3 – INVESTMENTS

Purchases and sales of investments, other than short-term investments, for the year ended October 31, 2008 were as follows:

Purchases	$522,058,126
Proceeds from sales	662,900,931

The following information is presented on a federal income tax basis as of October 31, 2008. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at October 31, 2008 was as follows:

Cost basis of investments	$1,006,245,508

Gross unrealized appreciation	(597,815)
Gross unrealized depreciation	(312,593,805)

Net unrealized appreciation (depreciation)	$(313,191,620)

24	Convertible Opportunities and Income Fund ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

NOTE 4 – INCOME TAXES

For the year ended October 31 2008, the Fund recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$—
Undistributed net investment income/(loss)	18,914,613
Accumulated net realized gain/(loss) on investments, short positions, written options, foreign currency transactions and swaps	(18,914,613)

Distributions during the fiscal year ended October 31, 2007 and October 31, 2008 were characterized for federal income tax purposes as follows:

	2008	2007

Distributions paid from:
Ordinary income	$74,005,570	$103,928,134
Long-term capital gains	21,745,025	12,340,337

As of October 31, 2008, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$1,103,023
Undistributed capital gains	917,159

Total undistributed earnings	2,020,182
Accumulated capital and other losses	—
Net unrealized gains/(losses)	(314,333,334)

Total accumulated earnings/(losses)	(312,313,152)
Other	(182,097)
Paid-in capital	721,530,089

Net assets applicable to common shareholders	$409,034,840

NOTE 5 – COMMON SHARES

There are unlimited common shares of beneficial interest authorized and 49,513,661 shares outstanding at October 31, 2008. Calamos Advisors owned 105 of the outstanding shares at October 31, 2008. Transactions in common shares were as follows:

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

Beginning shares	47,938,822	47,005,186
Shares sold	920,233	—
Shares issued through reinvestment of distribution	654,606	933,636

Ending shares	49,513,661	47,938,822

NOTE 6 – FORWARD FOREIGN CURRENCY CONTRACTS

The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward exchange rates and an unrealized gain or loss is recorded. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward currency contracts at October 31, 2008.

Convertible Opportunities and Income Fund Notes to Financial Statements ANNUAL REPORT	25

Notes to Financial Statements

NOTE 7 – PREFERRED SHARES

There are unlimited shares of Auction Rate Cumulative Preferred Shares (“Preferred Shares”) authorized. The Preferred Shares have rights as determined by the board of trustees. The 4,160 shares of Preferred Shares outstanding consist of seven series, 552 shares of M, 552 shares of TU, 553 shares of W, 553 shares of TH, 650 shares of W28, 650 shares of TH7, and 650 shares of F7. The Preferred Shares have a liquidation value of $25,000 per share plus any accumulated but unpaid dividends, whether or not declared.

Dividends on the Preferred Shares are cumulative at a rate typically reset every seven or twenty-eight days based on the results of an auction. Dividend rates ranged from 1.44% to 6.05% for the year ended October 31, 2008. Under the 1940 Act, the Fund may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%.

If all holders of Preferred Shares who want to sell their shares are unable to do so because there are insufficient bidders in the auction at rates below the maximum rate as prescribed by the terms of the security, a failed auction results. When an auction fails, all holders receive the maximum rate and may be unable to sell their shares at the next auction. The maximum applicable rate on preferred shares is 150% of the “AA” Financial Commercial Paper Rate.

During the period February 13, 2008 to October 31, 2008, the auctions for the Preferred Shares of the Fund were not successful. As a result, the Preferred Share dividend rates were reset to the maximum applicable rate which is 150% of the “AA” Financial Commercial Paper Rate. Failed auctions result not from an event of default or a credit issue but a liquidity event.

The Preferred Shares are redeemable at the Fund’s option, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends. The Preferred Shares are also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Statement of Preferences are not satisfied.

The holders of Preferred Shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class except on matters affecting only the holders of Preferred Shares or only the holders of common shares, when the respective classes vote alone.

On May 15, 2008, the Fund’s Board approved the redemption of 11,200 of the 15,360 Preferred Shares outstanding. The shares were redeemed at a price of $25,000 per share plus any accrued and unpaid dividends (an aggregate price of $280,400,697).

NOTE 8 – BORROWINGS

The Fund has entered into a Revolving Credit and Security Agreement (the Agreement) with conduit lenders and a bank that allows it to borrow up to an initial limit of $336.6 million. The Agreement has an initial maturity of May 13, 2009. The Fund may request that the lenders extend the availability of the Agreement for up to two years, in one-year increments. Borrowings under the Agreement are secured by assets of the Fund. Interest is charged at a rate above the conduits’ commercial paper issuance rate and is payable monthly. Under the current terms of the Agreement, the Fund also pays a program fee on its outstanding borrowings to administer the facility and a liquidity fee on the total borrowing limit. Program and liquidity fees for the year ended October 31, 2008 totaled $1,234,231 and are included in interest expense and fees in the Statement of Operations. For the year ended October 31, 2008, the average borrowings under the Agreement and the average interest rate were $236,222,368 and 2.92%, respectively. As of October 31, 2008, the amount of such outstanding borrowings was $149,000,000. The interest rate applicable to the borrowings on October 31, 2008 was 3.52%.

NOTE 9 – INTEREST RATE TRANSACTIONS

The Fund may engage in swaps primarily to manage duration and yield curve risk, or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic

26	Convertible Opportunities and Income Fund ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

Premiums paid to or by the Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.

If the Fund is required to terminate any swap or cap early due to the Fund failing to maintain a required 200% asset coverage of the liquidation value of the outstanding Preferred Shares or the Fund loses its credit rating on its Preferred Shares, then the Fund could be required to make a termination payment, in addition to redeeming all or some of the Preferred Shares.

As of October 31, 2008, the Fund had outstanding swaps agreements as listed below.

	Fixed Rate				Unrealized
	(Fund	Floating Rate	Termination	Notional	Appreciation/
Counterparty	Pays)	(Fund Receives)	Date	Amount	(Depreciation)

Merrill Lynch	3.60% Monthly	1 month LIBOR	11/28/2008	$60,000,000	$(16,654)

NOTE 10 – WRITTEN OPTIONS TRANSACTIONS

The Fund may engage in option transactions and in doing so achieve the similar objectives to what it would achieve through the sale or purchase of individual securities. For the fiscal year ended October 31, 2008, the Fund had the following transactions in options written:

	Number of Contracts	Premiums Received

Options outstanding at October 31, 2007	—	$—
Options written	46,320	21,111,261
Options closed	(41,440)	(18,424,691)
Options expired	—	—
Options exercised	—	—

Options outstanding at October 31, 2008	4,880	$2,686,570

NOTE 11 – SECURITIES LENDING

The Fund may loan one or more of its securities to broker-dealers and banks. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Fund. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. Upon receipt of cash or cash equivalent collateral, the Fund’s securities lending agent invests the collateral into short term investments following investment guidelines approved by Calamos Advisors. The Fund records the investment of collateral as an asset and the value of the collateral as a liability on the Statements of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Fund will record unrealized depreciation equal to the decline in value of the invested collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund has the right to call a loan and obtain the securities loaned at any time on notice of not less than five business days. The Fund does not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the

Convertible Opportunities and Income Fund Notes to Financial Statements ANNUAL REPORT	27

Notes to Financial Statements

securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing their rights. In an effort to reduce these risks, the Fund’s security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which the Fund lends securities. At October 31, 2008, the Fund held securities valued at $41,666,450 on loan to broker-dealers and banks and held $44,499,094 in cash or cash equivalent collateral.

On September 15th, 2008, Lehman Brothers Holdings, Inc. (LBHI) and certain of its affiliates sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom, and Japan. The Bank of New York Institutional Cash Reserve Fund (“BNY Institutional Cash Reserve Fund”), an investment vehicle utilized by the Fund for securities lending collateral investment, had exposure to LBHI debt. The BNY Institutional Cash Reserve Fund subsequently distributed Series B shares of the BNY Cash Reserve Fund to investors with positions as of September 15, 2008. The Series B shares were allocated based upon LBHI exposure and the respective investment in the BNY Institutional Cash Reserve Fund. Series B holdings consist entirely of the BNY Institutional Cash Reserve Fund LBHI debt. The Fund’s holdings of these Series B shares are disclosed on the Schedule of Investments. The Fund recognized an unrealized loss equal to one dollar for each Series B share held.

NOTE 12 – SYNTHETIC CONVERTIBLE INSTRUMENTS

The Fund may establish a ”synthetic” convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (”fixed-income component”), which may be a convertible or non-convertible security and the right to acquire equity securities (”convertible component”). The fixed-income component is achieved by investing in fixed income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Fund may pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.

NOTE 13 – STRUCTURED EQUITY LINKED SECURITIES

The Fund may also invest in structured equity-linked securities created by third parties, typically investment banks. Structured equity linked securities created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Traditional convertible securities typically offer stable cash flows with the ability to participate in capital appreciation of the underlying common stock. Because traditional convertible securities are exercisable at the option of the holder, the holder is protected against downside risk. Structured equity-linked securities may alter these characteristics by offering enhanced yields in exchange for reduced capital appreciation or less downside protection, or any combination of these features. Structured equity-linked instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward contract. Cash flows received from these securities are recorded as dividends on the Statement of Operations.

28	Convertible Opportunities and Income Fund ANNUAL REPORT Notes to Financial Statements

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	For the Year Ended October 31,

	2008	2007	2006	2005	2004

Net asset value, beginning of period	$16.38	$16.42	$16.59	$18.03	$18.01

Income from investment operations:
Net investment income (loss)	1.16 *	1.44 *	1.50	1.65	1.91

Net realized and unrealized gain (loss) from investments, written options, foreign currency and interest rate swaps	(7.31)	0.97	0.81	0.03	0.52

Distributions to preferred shareholders from:
Net investment income (common share equivalent basis)	(0.13)	(0.41)	(0.36)	(0.19)	(0.11)

Capital gains (common share equivalent basis)	(0.12)	(0.02)	(0.03)	(0.06)	— **

Total from investment operations	(6.40)	1.98	1.92	1.43	2.32

Less distributions to common shareholders from:
Net investment income	(1.41)	(1.55)	(1.61)	(1.65)	(1.80)

Capital gains	(0.31)	(0.47)	(0.48)	(1.22)	(0.45)

Capital charge resulting from issuance of common and preferred shares	— **	—	—	—	(0.05)

Net asset value, end of period	$8.26	$16.38	$16.42	$16.59	$18.03

Market value, end of period	$9.10	$16.90	$19.73	$19.52	$20.50

Total investment return based on(a):
Net asset value	(42.58)%	11.51%	10.47%	6.69%	12.65%

Market value	(38.69)%	(4.25)%	12.81%	10.40%	17.69%

Ratios and supplemental data:
Net assets applicable to common shareholders, end of period (000’s omitted)	$409,035	$784,997	$771,994	$764,502	$808,278

Preferred shares, at redemption value ($25,000 per share liquidation preference) (000’s omitted)	$104,000	$384,000	$384,000	$384,000	$384,000

Ratios to average net assets applicable to common shareholders:
Net expenses(b)	1.92%	1.08%	1.04%	1.06%	1.00%

Gross expenses prior to expense reductions and earnings credits(b)	2.16%	1.43%	1.42%	1.43%	1.37%

Net investment income (loss)(b)	8.38%	8.83%	9.17%	9.59%	10.56%

Preferred share distributions from net investment income	0.92%	2.51%	2.18%	1.11%	0.65%

Net investment income (loss), net of preferred share distributions from net investment income	7.46%	6.32%	6.99%	8.48%	9.91%

Portfolio turnover rate	53%	52%	48%	76%	54%

Asset coverage per preferred share, at end of period(c)	$123,350	$76,142	$75,291	$74,795	$77,624

Asset coverage per $1,000 of loan outstanding(d)	3,745

*	Net investment income allocated based on average shares method.

**	Amount equated to less than $0.005 per common share.

(a)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)	Does not reflect the effect of dividend payments to Preferred Shareholders.

(c)	Calculated by subtracting the Fund’s total liabilities (not including Preferred Shares) from the Fund’s total assets and dividing this by the number of Preferred Shares outstanding.

(d)	Calculated by subtracting the Fund’s total liabilities (not including note payable) and preferred shares from the Fund’s total assets and dividing this by the Note payable outstanding.

Convertible Opportunities and Income Fund Financial Highlights ANNUAL REPORT	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Calamos Convertible Opportunities and Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Convertible Opportunities and Income Fund (the “Fund”) as of October 31, 2008, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2008, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
December 18, 2008

30	Convertible Opportunities and Income Fund ANNUAL REPORT Report of Independent Registered Public Accounting Firm

Trustee Approval of Management Agreement (unaudited)

The Board of Trustees of the Fund oversees the management of the Fund, and, as required by law, determines annually whether to continue the Fund’s management agreement with Calamos Advisors under which Calamos Advisors serves as the investment manager and administrator for the Fund. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with Calamos Advisors.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by Calamos Advisors in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of Calamos Advisors, they met separately in executive session with their counsel.

At a meeting held on June 4, 2008, based on their evaluation of the information referred to above and other information, the Trustees determined that the overall arrangements between the Fund and Calamos Advisors were fair and reasonable in light of the nature, extent and quality of the services provided by Calamos Advisors and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement through July 31, 2009, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of the Fund as well as performance information for comparable funds, (iii) the fees and other expenses paid by the Fund as well as expense information for comparable funds, (iv) the profitability of the Adviser and its affiliates from their relationship with the Fund, (v) whether economies of scale may be realized as the Fund grows and whether fee levels share with Fund investors economies of scale and (vi) other benefits to the Adviser from its relationship with the Fund. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreements.

Nature, Extent and Quality of Services.  The Board’s consideration of the nature, extent and quality of the Adviser’s services to the Fund took into account the knowledge gained from the Board’s meetings with the Adviser throughout the prior year. In addition, the Board considered: the Adviser’s long-term history of care and conscientiousness in the management of the Fund; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Fund; the Adviser’s performance as administrator of the Fund, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications; and frequent favorable recognition of the Adviser and various Calamos Funds in the media and in industry publications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Fund, including the time that investment personnel devote to the Fund and the investment results produced by the Adviser’s in-house research. The Board also noted the significant personal investments that the Adviser’s personnel have made in the Fund, which further aligns the interests of the Adviser and its personnel with those of the Fund’s shareholders. The Board concluded that the nature, extent and quality of the services provided by the Adviser to the Fund were appropriate and consistent with the management agreements and that the Fund was likely to continue to benefit from services provided under its management agreement with the Adviser.

Investment Performance of the Fund.  The Board considered the Fund’s investment performance over various time periods, including how the Fund performed compared to the performance of a group of comparable funds selected by Lipper, Inc., an independent data service provider, and especially the median performance of that group (the Fund’s “Universe Median”).

The Board considered the Fund’s net asset value performance for the periods ended March 31, 2008, noting that the Fund underperformed its Universe Median during the one- and three-year periods and outperformed its Universe Median during the five-year period.

The trustees concluded that the investment performance of the Fund over various time periods supported a finding that continuation of the management agreement for the Fund was in the best interest of the Fund and its shareholders, notwithstanding that the performance of the Fund for some periods lagged the performance of the Universe Median.

Convertible Opportunities and Income Fund Trustee Approval of Management Agreement ANNUAL REPORT	31

Trustee Approval of Management Agreement (unaudited)

Costs of Services Provided and Profits Realized by the Adviser.  Using information provided by Lipper, the Board evaluated the Fund’s management fee rate compared to the management fee rates for other mutual funds similar in size, character and investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the total expense ratios of the funds in the Fund’s Expense Group.

The Board considered that the Fund’s management fee rate after reimbursement is lower than the median of the Fund’s Expense Group. The Board also noted that the Fund’s total expense ratio after reimbursement is lower than the median of the Fund’s Expense Group.

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and for its sub-advised funds (for which the Adviser provides portfolio management services only). The Board noted that, although in most instances, the rates of fees paid by those clients were lower than the rates of fees paid by the Fund, the differences reflected the Adviser’s significantly greater level of responsibilities and broader scope of services regarding the Fund, and the more extensive regulatory obligations and risks associated with managing the Fund.

The Board also considered the Adviser’s costs in serving as the Fund’s investment adviser and manager, including costs associated with technology, infrastructure and compliance necessary to manage the Fund. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as the Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with the Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Fund and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board also reviewed the annual report of the Adviser’s parent company and discussed its corporate structure.

After its review of all the matters addressed, including those outlined above, the Board concluded that the rate of management fee paid by the Fund to the Adviser was reasonable in light of the nature and quality of the services provided, and that the profitability to the Adviser of its relationship with the Fund appeared to be reasonable in relation to the nature and quality of the services performed.

Economies of Scale and Fee Levels Reflecting Those Economies.  In reviewing the Fund’s fees and expenses, the Trustees examined the potential benefits of economies of scale and whether any economies of scale should be reflected in the Fund’s fee structure. They noted that the Fund has had a relatively stable asset base since commencement of operation and that there do not appear to have been any significant economies of scale realized since that time.

Other Benefits Derived from the Relationship with the Fund.  The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Fund. The Board concluded that, other than the services to be provided by the Adviser and its affiliates pursuant to their agreements with the Fund and the fees payable by the Fund therefore, the Fund and the Adviser may potentially benefit from their relationship with each other in other ways.

The Board also considered the Adviser’s use of a portion of the commissions paid by the Fund on their portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of the Adviser and concluded, based on reports from the Fund’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research.

At the June 4 meeting, after full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement with the Adviser was in the best interest of the Fund and its shareholders.

32	Convertible Opportunities and Income Fund ANNUAL REPORT Trustee Approval of Management Agreement

Tax Information (unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2009, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2008. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Fund hereby designates $21,745,025 as capital gain dividends for the fiscal year ended October 31, 2008.

Under Section 854(b)(2) of the Code, the Fund hereby designates $7,087,377 or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended October 31, 2008.

Under Section 854(b)(2) of the Code, the Fund hereby designates 8.74% of the ordinary income dividends as income qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2008.

Convertible Opportunities and Income Fund Tax Information ANNUAL REPORT	33

Trustees & Officers (unaudited)

The management of the Trust, including general supervision of the duties performed for each Fund under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the lifetime of the Trust or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 72 years.

The following table sets forth each trustee’s name, age at October 31, 2008, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each trustee oversees each Fund of the Trust.

		Portfolios in
		Fund Complex∧	Principal Occupation(s)
Name and Age	Position(s) with Trust	Overseen	and Other Directorships

Trustees who are interested persons of the Trust:

John P. Calamos, Sr., 68*	Trustee and President (since 2002)	21	Chairman, CEO, and Co-Chief Investment Officer Calamos Asset Management, Inc. (“CAM”), Calamos Holdings LLC (“CHLLC”) and Calamos Advisors LLC and its predecessor (“Calamos Advisors”), and President and Co-Chief Investment Officer, Calamos Financial Services LLC and its predecessor (“CFS”); Director, CAM

Trustees who are not interested persons of the Trust:
Joe F. Hanauer, 71	Trustee (since 2002)	21	Private investor; Chairman and Director, Move, Inc., (internet provider of real estate information and products); Director, Combined Investments, L.P. (investment management)

Weston W. Marsh, 58	Trustee (since 2002)	21	Of Counsel and, until December 31, 2006, Partner, Freeborn & Peters (law firm)

John E. Neal, 58	Trustee (since 2002)	21	Private investor; formerly Managing Director, Banc One Capital Markets, Inc. (investment banking) (2000-2004); Director, Focused Health Services (private disease management company), Equity Residential (publicly-owned REIT); Partner, Private Perfumery LLC (private label perfume company); Linden LLC (health care private equity) and Greenspire Properties LLC (private homebuilder and real estate development company)

William R. Rybak, 57	Trustee (since 2002)	21	Private investor; formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer Arnett, Inc. (investment services firm) and PrivateBancorp, Inc. (bank holding company); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC**

Stephen B. Timbers, 64	Trustee (since 2004); Lead Independent Trustee (since 2005)	21	Private investor; formerly Vice Chairman, Northern Trust Corporation (bank holding company); formerly President and Chief Executive Officer, Northern Trust Investments, N.A. (investment manager); formerly President, Northern Trust Global Investments, a division of Northern Trust Corporation and Executive Vice President, The Northern Trust Corporation

David D. Tripple, 64	Trustee (since 2006)	21	Private investor; Trustee, Century Shares Trust and Century Small Cap Select Fund***

*	Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an affiliate of Calamos Advisors and CFS. Mr. Calamos is the uncle of Nick P. Calamos, Vice President of the Trust.

**	Overseeing 109 portfolios in fund complex

***	Overseeing 2 portfolios in fund complex

∧	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund and CALAMOS Global Dynamic Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

34	Convertible Opportunities and Income Fund ANNUAL REPORT Trustees & Officers

Trustees & Officers (unaudited)

Officers. The preceding table gives information about John P. Calamos, Sr., who is president of the Trust. The following table sets forth each other officer’s name, age at October 31, 2008, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

Principal Occupation(s)
Name and Age	Position(s) with Trust	During Past 5 Years

Nimish S. Bhatt, 45	Vice President and Chief Financial Officer (since 2007)	Senior Vice President and Director of Operations, CAM, CHLLC, Calamos Advisors and CFS (since 2004); prior thereto, Senior Vice President, Alternative Investments and Tax Services, The BISYS Group, Inc.

Nick P. Calamos, 47	Vice President (since 2002)	Senior Executive Vice President and Co-Chief Investment Officer, CAM, CHLLC, Calamos Advisors and CFS

James J. Boyne, 42	Vice President (since 2008)	Senior Vice President, General Counsel and Secretary, Calamos Advisors (since 2008); prior thereto, Chief Operating Officer, General Counsel and Executive Managing Director of McDonnell Investment Management, LLC (2001-2008)

Cheryl L. Hampton, 39	Treasurer (since 2007)	Vice President, Calamos Advisors (since March 2007); Tax Director, PricewaterhouseCoopers LLP (1999-2007)

Stathy Darcy, 42	Secretary (since 2007)	Vice President and Deputy General Counsel—Mutual Funds, Calamos Advisors (since 2006); prior thereto, Partner, Chapman and Cutler LLP (law firm)

Mark Mickey, 57	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005) and Chief Compliance Officer, Calamos Advisors (2005-2006); Director of Risk Assessment and Internal Audit, Calamos Advisors (2003-2005);

The address of each officer is 2020 Calamos Court, Naperville, IL 60563.

Proxy Voting Policies. A description of the CALAMOS Proxy Voting Policies and Procedures is available by calling (800)•582•6959, by visiting its website at www.calamos.com or by writing CALAMOS at: CALAMOS INVESTMENTS, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563, and on the Securities and Exchange Commission’s website at www.sec.gov.

Convertible Opportunities and Income Fund Trustees & Officers ANNUAL REPORT	35

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About Closed-End Funds

What is a Closed-End Fund?
A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing
• Defined Asset Pool Allows Efficient Portfolio Management—Although closed- end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

• More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

• Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

• Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

• Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

• No Minimum Investment Requirements

 OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

Open-End Fund	Closed-End Fund
Issues new shares on an ongoing basis	Issues a fixed number of shares
Issues equity shares	Can issue senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

38	Convertible Opportunities and Income Fund ANNUAL REPORT About Closed-End Funds

Level Rate Distribution Policy

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return
The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan
The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits
• Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

• Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

• Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

For additional information about the Plan, please contact the Plan Agent, The Bank of New York, at 800.432.8224. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

Convertible Opportunities and Income Fund Level Rate Distribution Policy and Automatic Dividend Reinvestment Plan ANNUAL REPORT	39

The Calamos Investments Advantage

Calamos’ history is one of performing well for our clients through 30 years of advances and declines in the market. We use proprietary risk-management strategies designed to control volatility, and maintain a balance between risk and reward throughout a market cycle.

Disciplined Investment Philosophy and Process

Calamos Investments has developed a proprietary research and monitoring process that goes far beyond traditional security analysis. This process applies to each of our investment strategies, with emphasis varying by strategy. When combined with the company-specific research and industry insights of our investment team, the goal is nimble, dynamic management of a portfolio that allows us to anticipate and adapt to changing market conditions. In each of our investment strategies, from the most conservative to the most aggressive, our goals include maximizing return while controlling risk, protecting principal during volatile markets, avoiding short-term market timing, and maintaining a vigilant long-term outlook.

Comprehensive Risk Management

Our approach to risk management includes continual monitoring, adherence to our discipline, and a focus on assuring a consistent risk profile during all phases of the market cycle. Incorporating qualitative and quantitative factors as well as a strong sell discipline, this risk-control policy seeks to help preserve investors’ capital over the long term.

Proven Investment Management Team

The Calamos Family of Funds benefits from our team’s decades of experience in the investment industry. We follow a one-team, one-process approach that leverages the expertise of more than 50 investment professionals, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, whose investment industry experience dates back to 1970 and 1983, respectively. Through the collective industry experience and educational achievements of our research and portfolio staff, we can respond to the challenges of the market with innovative and timely ideas.

Sound Proprietary Research

Over the years, we have invested significant time and resources in developing and refining sophisticated analytical models that are the foundation of the firm’s research capabilities, which we apply in conjunction with our assessment of broad themes. We believe evolving domestic policies, the growing global economy, and new technologies present long-term investment opportunities for those who can detect them.

40	Convertible Opportunities and Income Fund ANNUAL REPORT The Calamos Investments Advantage

Calamos Closed-End Funds

Intelligent Asset Allocation in Five Distinct Closed-End Funds
Depending on which Calamos closed-end fund you currently own, you may want to consider one or more of our other closed-end strategies to further diversify your investment portfolio.

Seek the advice of your financial advisor, who can help you determine your financial goals, risk tolerance, time horizon and income needs. To learn more, you can also visit our website at www.calamos.com.

Fund Asset Allocation as of 10/31/08	Fund Profile

Calamos Convertible Opportunities and Income Fund (CHI)

Providing Enhanced Fixed Income Potential

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

Calamos Convertible and High Income Fund (CHY)

Providing Enhanced Fixed Income Potential

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

Calamos Global Dynamic Income Fund (CHW)

Providing Global Enhanced Fixed Income Potential

Objective: The Fund seeks to generate a high level of current income with a secondary objective of capital appreciation. The Fund has maximum flexibility to dynamically allocate among equities, fixed-income securities and alternative investments around the world.

Calamos Strategic Total Return Fund (CSQ)

Providing Total Return

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of equity, convertible and below investment-grade (high-yield) fixed-income securities.

Calamos Global Total Return Fund (CGO)

Providing Global Total Return

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of global equity, global convertible and below investment-grade (high-yield) fixed-income securities.

Fund asset allocations are based on total investments (excluding security lending collateral) and may vary over time.

Convertible Opportunities and Income Fund Calamos Closed-End Funds ANNUAL REPORT	41

A description of the Calamos Proxy Voting Policies and Procedures and the Fund's proxy voting record for the 12 month period ended June 30, 2008, are available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund's proxy voting record is also available free of charge by visiting the SEC website at http://www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

On June 27, 2008, the Fund submitted a CEO annual certification to the NYSE on which the Fund's chief executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE's corporate governance listing standards. In addition, the Fund's report to the SEC on Form N-CSR contains certifications by the fund's principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund's disclosure controls and procedures and internal control over financial reporting.

FOR 24 HOUR AUTOMATED SHAREHOLDER ASSISTANCE
800.432.8224

TO OBTAIN INFORMATION
800.582.6959

VISIT OUR WEB SITE
www.calamos.com

FUND ACCOUNTING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02111

CUSTODIAN AND TRANSFER AGENT
The Bank of New York Mellon
P.O. Box 11258
Church Street Station
New York, NY 10286
800.524.4458

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL
Bell, Boyd & Lloyd LLP
Chicago, IL

CALAMOS®

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959

www.calamos.com

© 2008 Calamos Holdings LLC. All Rights Reserved. Calamos®, Calamos Investments®, Investment strategies for your serious money® and the Calamos® logo are registered trademarks of Calamos Holdings LLC.

CHIANR 1790 2008

ITEM 2. CODE OF ETHICS.
(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.
(b) No response required.
(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph(b) of this Item 2 during the period covered by this report.
(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.
(e) Not applicable.
(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has four audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fee — $27,210 and $31,701 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.
(b) Audit-Related Fees — $31,020 and $26,104 are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.
(c) Tax Fees — $4,625 and $3,876 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.
(d) All Other Fees — $32,440 and $1,600 are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.
(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.
     The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.
     The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.
(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)–(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) No disclosures are required by this Item 4(f).

(g) $37,065 and $33,180 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $0 and $0 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control with the adviser.
(h) No disclosures are required by this Item 4(h).
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
The registrant has a separately-designated standing audit committee. The members of the registrant’s audit committee are Joe F. Hanauer, Weston W. Marsh, John E. Neal, William R. Rybak, Stephen B. Timbers, and David D. Tripple.
ITEM 6. SCHEDULE OF INVESTMENTS
Included in the Report to Shareholders in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The registrant has delegated authority to vote all proxies relating to the Fund’s portfolio securities to the Fund’s investment advisor, Calamos Advisors LLC (“Calamos Advisors”). The Calamos Advisors Proxy Voting Policies and Procedures are included as an Exhibit hereto.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)(1) As of October 31, 2008, the registrant is lead by a team of investment professionals. The Co-Chief Investment Officers and senior strategy analysts are responsible for the day-to-day management of the registrant’s portfolio:
During the past five years, John P. Calamos, Sr. has been President and Trustee of the Fund and chairman, CEO and Co-CIO of the Fund’s investment adviser, Calamos Advisors LLC and its predecessor company (“Calamos Advisors”). Nick P. Calamos has been Vice President and Trustee of the Fund (through June 2006) and Senior Executive Vice President and Co-CIO of Calamos Advisors and its predecessor company. John P. Calamos, Jr., Executive Vice President of Calamos Advisors, joined the firm in 1985 and has held various senior investment positions since that time. John Hillenbrand joined Calamos Advisors in 2002 and has been a senior strategy analyst since August 2002. Steve Klouda joined Calamos Advisors in 1994 and has been a senior strategy analyst since July 2002. Jeff Scudieri joined Calamos Advisors in 1997 and has been a senior strategy analyst since September 2002. Jon Vacko joined Calamos Advisors in 2000 and has been a senior strategy analyst since July 2002.
(a)(2) The portfolio managers also have responsibility for the day-to-day management of accounts other than the registrant. Information regarding these other accounts is set forth below.
NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE AS OF OCTOBER 31, 2008

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	25	19,049,910,754	14	851,395,049	20,045	6,150,117,410
Nick P. Calamos	25	19,049,910,754	14	851,395,049	20,045	6,150,117,410
John P. Calamos, Jr.	23	18,797,563,645	14	851,395,049	20,045	6,150,117,410
John Hillenbrand	22	17,471,748,281	12	806,301,464	20,045	6,150,117,410
Steve Klouda	22	17,471,748,281	12	806,301,464	20,045	6,150,117,410
Jeff Scudieri	22	17,471,748,281	12	806,301,464	20,045	6,150,117,410
Jon Vacko	22	17,471,748,281	12	806,301,464	20,045	6,150,117,410
NUMBER OF ACCOUNTS AND ASSETS FOR WHICH ADVISORY FEE IS PERFORMANCE BASED AS OF OCTOBER 31, 2008

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	3	331,488,147	3	53,191,852	0	—
Nick P. Calamos	3	331,488,147	3	53,191,852	0	—
John P. Calamos, Jr.	3	331,488,147	3	53,191,852	0	—
John Hillenbrand	3	331,488,147	1	8,098,268	0	—
Steve Klouda	3	331,488,147	1	8,098,268	0	—
Jeff Scudieri	3	331,488,147	1	8,098,268	0	—
Jon Vacko	3	331,488,147	1	8,098,268	0	—
The registrant’s portfolio managers are responsible for managing the registrant and other accounts, including separate accounts and unregistered funds.

Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Fund in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.
The portfolio managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a portfolio manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the portfolio managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.
(a)(3) Calamos Advisors has developed and implemented a number of incentives that reward the professional staff to ensure that key employees are retained. Calamos Advisors’ senior management has established salary, short and long term incentive programs and benefit programs that we believe are competitive. Calamos Advisors’ incentive programs are based on investment performance, professional performance and an individual’s overall contribution. These goals and measures are established and reviewed on an annual basis during performance reviews. As of October 31, 2008, each portfolio manager receives compensation in the form of an annual base salary and a discretionary target bonus, each payable in cash. Their discretionary target bonus is set at a percentage of the respective base salary. The amounts paid to the portfolio managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by a third party analytical agency. The compensation structure does not differentiate between the Funds and other accounts managed by the portfolio managers, and is determined on an overall basis, taking into consideration the performance of the various strategies managed by the portfolio managers. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the discretionary target bonus, as well as overall performance of Calamos Advisors. Portfolio managers are eligible to receive annual non-equity awards under a long term incentive compensation program, set at a percentage of the respective base salary.
(a)(4) As of October 31, 2008, the end of the registrant’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the registrant is shown below:

Portfolio Manager	Registrant
John P. Calamos Sr.	$50,001-$100,000
Nick P. Calamos	$10,001-$50,000
John P. Calamos, Jr.	None
John Hillenbrand	None
Steve Klouda	None
Jeff Scudieri	None
Matthew Toms	None
Jon Vacko	$1-$10,000
(b) Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
No material changes.
ITEM 11. CONTROLS AND PROCEDURES.
a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)(1) Code of Ethics
(a)(2)(i) Certification of Principal Executive Officer.
(a)(2)(ii) Certification of Principal Financial Officer.
(a)(2)(iii) Proxy

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Calamos Convertible Opportunities and Income Fund

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 29, 2008

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	December 29, 2008